                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      23
            REPORT OF INDEPENDENT AUDITORS      30

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      31
     FUND OFFICERS AND IMPORTANT ADDRESSES      32

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience.
Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 -- June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                            2.1
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.2

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998 -- June 30, 2000)

[BAR GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    4.01%      3.20%      3.13%
-------------------------------------------------------------------------
One-year total return(2)                 -1.95%     -1.19%      2.25%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                17.79%     18.11%     18.32%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                13.70%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                13.20%     13.87%(3)   15.39%
-------------------------------------------------------------------------
Commencement Date                      07/22/69   01/10/92   08/27/93
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(June 30, 1990 - June 30, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                         PACE FUND                 STANDARD & POOR'S 500 INDEX
                                                                         ---------                 ---------------------------
6/90                                                                        9424                              10000
                                                                            8050                               8632
                                                                            8615                               9402
                                                                            9958                              10763
6/91                                                                        9830                              10739
                                                                           10490                              11313
                                                                           11348                              12254
                                                                           11093                              11946
6/92                                                                       10871                              12173
                                                                           11068                              12557
                                                                           11845                              13186
                                                                           12339                              13760
6/93                                                                       12522                              13826
                                                                           13016                              14182
                                                                           13129                              14509
                                                                           12656                              13964
6/94                                                                       12442                              14024
                                                                           12757                              14709
                                                                           12644                              14706
                                                                           13586                              16134
6/95                                                                       15007                              17669
                                                                           16402                              19069
                                                                           16790                              20213
                                                                           17837                              21297
6/96                                                                       18080                              22250
                                                                           18717                              22933
                                                                           20242                              24842
                                                                           20293                              25512
6/97                                                                       23514                              29957
                                                                           26481                              32197
                                                                           26359                              33118
                                                                           30175                              37728
6/98                                                                       30542                              38970
                                                                           26686                              35101
                                                                           32154                              42564
                                                                           32670                              44681
6/99                                                                       34712                              47825
                                                                           32356                              44845
                                                                           36606                              51508
                                                                           37189                              52679
6/00                                                                       36103                              51278

This chart compares your fund's performance to that of the Standard & Poor's 500 Index over time.

This index is an unmanaged broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of this index. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. An investment cannot be made directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares).

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--June 30, 2000)


1.   INTEL                       4.7%
     Designs, manufactures, and markets
     microcomputer components.

2.   GENERAL ELECTRIC            4.5%
     Produces appliances, lighting
     products, aircraft engines, and
     plastics.

3.   CISCO SYSTEMS               4.2%
     Provides solutions that connect
     computing devices and computer
     networks.

4.   PFIZER                      3.2%
     Manufactures pharmaceuticals,
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine, and Visine.

5.   ORACLE                      3.0%
     Supplies software products for
     information management and also
     offers consulting and systems
     integration services.

6.   EXXON MOBIL                 2.7%
     Explores for and produces petroleum
     and petrochemicals worldwide.

7.   EMC                         2.0%
     Provides products and services that
     help companies store and access large
     amounts of computer data.

8.   CITIGROUP                   1.9%
     Provides financial services to
     consumer and corporate customers
     around the world.

9.   NORTEL NETWORKS             1.8%
     Supplies network solutions to the
     communications industry worldwide.

10.  ELI LILLY                   1.8%
     Develops pharmaceutical products for
     worldwide distribution.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                       JUNE 30, 2000                      JUNE 30, 1999
                                                                       -------------                      -------------
Technology                                                                  35.9                               20.2
Finance                                                                     13.1                               14.8
Health Care                                                                   12                               11.7
Energy                                                                       9.6                                7.6
Producer Manufacturing                                                         7                                5.5

* These sectors represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN PACE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM WAS HEADED BY JOHN M. CUNNIFF, SENIOR PORTFOLIO MANAGER, UNTIL MAY 25, 2000, AT WHICH TIME MICHAEL DAVIS AND MARY JAYNE MALY, SENIOR PORTFOLIO MANAGERS, ASSUMED LEAD MANAGEMENT RESPONSIBILITIES FOR THE FUND. MR. DAVIS HAS BEEN IN THE INVESTMENT INDUSTRY SINCE 1983 AND MS. MALY SINCE 1984. MR. DAVIS AND MS. MALY ARE JOINED BY JEFF D. NEW, SENIOR PORTFOLIO MANAGER, AND THOMAS COPPER, PORTFOLIO MANAGER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A   The U.S. economy remained strong in the past year. This robust backdrop created an environment that allowed many companies to enjoy great success and post earnings that continually exceeded Wall Street analysts' expectations. Value investing fell by the wayside as growth investors became willing to pay historically high prices for the stocks of these top-performing companies. This helped the technology-heavy NASDAQ index, which returned a phenomenal 86 percent in 1999, and the S&P 500 Index, which returned 21 percent. (Of course, past performance is no guarantee of future results.) Because of this continued economic strength, the Federal Reserve Board (the Fed) continued raising interest rates in an effort to slow the economy and prevent inflation.
    Investors spent much of the reporting period trying to determine how far the Fed would go and what effect rising rates would have on various sectors and stocks. That uncertainty showed up in the markets in the form of some fairly dramatic market swings, especially in the technology sector. All of the record highs hit by the Dow Jones Industrial Average, S&P 500 Index, and the NASDAQ during the last half of 1999 masked the fact that the markets were very narrow--more stocks lost value than gained. It was the outstanding performance of a select few stocks that carried the day. From the start of 2000 through early March, technology stocks did very well. On March 10, the technology-heavy NASDAQ index reached its all-time peak but then started to decline and finally plummeted in early to mid-April. Technology stocks staged a brief rally toward the end of April, only to go down and rally again. During this volatility at the end of the period, a slowing gross domestic product (GDP) and some other economic indicators such as housing, retail, and unemployment claims were starting to point to a slowdown, indicating that the Fed's actions were working.
    All this uncertainty had an effect on performance, as the fund returned 4.01 percent for the 12-month period ended June 30, 2000 (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would have been lower). As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Standard & Poor's 500 Index returned 7.24 percent. Of course, past performance is no guarantee of future results. The S&P 500 Index is an unmanaged, broad-based index that measures the performance of 500 stocks in 83 industrial groups and reflects the general performance of the stock markets. It is a statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. If these costs had been included, performance would have been less favorable. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND THROUGH THIS ACTIVE PERIOD?

A   The fund has always invested primarily in stocks of large, well-established companies with above-average potential for capital growth. What we saw in the markets during this period did not cause us to change that. We use a "bottom-up" process when selecting stocks, which means that we evaluate stocks on a company-by-company basis. As a result, we focus far more on the merits of each individual company than on market movements or interest-rate changes.
    We do pay attention, however, to ways we can capitalize on market trends for the shareholders' benefit. For instance, we spoke earlier about the market favoring growth stocks over value and how technology stocks dominated the markets. The fund owned some basic materials stocks, such as DuPont, that were out of favor. We believed the proceeds from the sale of those stocks would better benefit the fund if they were invested in stocks such as ADC Telecommunications and Nokia--companies in real growth areas of the market. We also increased the percentage of drug and energy stocks that the fund held. Their growth rates were not as high as the technology stocks that dominated the headlines, but we believed they were poised to do well. We also reduced the amount of communications services stocks in the portfolio. Consumer long-distance companies in particular were pressured by a number of competitive services and Internet communication options, and their stocks suffered as a result. Finally, we reduced the amount of retail stocks in the portfolio.

Q   DID THOSE STRATEGIES CHANGE WHEN THE MANAGEMENT TEAM CHANGED?

A   No, this fundamental process did not change when the management team changed.

Q   HOW DID THESE THEMES PLAY OUT IN SPECIFIC STOCKS THE FUND OWNED?

A   We talked about energy being an attractive sector, and our decision to increase the fund's energy exposure helped boost fund performance. In the past 12 months, we added a number of offshore drillers and companies whose businesses are tied to drilling and operating oil and gas wells. Oil and gas prices were high during the period, which led to increased drilling activity. BJ Services, Smith International, and Schlumberger all did well because of this.
    Our confidence in large-cap drug stocks was well placed. In addition to a lack of investor interest in the group, there was uncertainty regarding a possible Medicare prescription drug benefit and the effect it would have on drug prices. This resulted in the group's P/E ratios being relatively low even though they had consistent, moderate growth rates. The fund owned both Pfizer and Warner Lambert, two companies that merged during the reporting period. Hence, the fund's position in the surviving company, Pfizer, increased during the period due to the success of existing drugs and the expected expense synergies coming out of the merger.
    Many of the stocks that helped fund performance were in the technology sector. The fund held Intel, Cisco, and Oracle, all of which had a positive effect on fund performance as they've each emerged as the dominant company in their respective markets. Our confidence in the long-term prospects of the semiconductor industry led us to add a significant amount of Texas Instruments stock to the portfolio.
    Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or will be held by the fund in the future. For additional fund portfolio highlights, please refer to page 6.

Q   WHAT STOCKS HURT FUND PERFORMANCE DURING THE PERIOD?

A   Not all technology stocks could be counted on for positive performance, with
Microsoft's decline detracting significantly from fund performance. We sold the bulk of the fund's position in Microsoft due to our belief that the company will play a continually smaller role than it has in the past as technology shifts away from desktop computers to cell phones and other devices used to access the Internet. We also sold IBM because we were concerned about its future revenue growth and what the year 2000 problem did to its business.
    Many retail stocks hurt the fund's performance. The stocks of Tommy Hilfiger, Home Depot, and Office Depot declined, primarily due to concerns that higher interest rates would slow consumer spending.
    Another sector that performed poorly was communication services, which includes the stocks of independent telecommunications companies. We reduced the fund's position in WorldCom, a telecommunications stock, because the company had trouble meeting revenue growth targets, and we felt that it would become increasingly difficult for WorldCom to grow revenues and earnings in the long-distance arena. We sold AT&T for similar reasons.

Q   WHAT DO YOU SEE AHEAD FOR BOTH THE MARKETS AND THE FUND?

A   We envision a similar economic environment. We believe that the overall outlook for corporate profits is good and think that the Fed has been successful in trying to slow the economy. Because of this, we expect to see sustainable growth rather than a boom/bust cycle. This is good for stocks because it sets the stage for good earnings growth without the risk of inflation.
    With that said, we believe our best long-term course of action is to stick to our investment discipline and continue to look for positive future fundamentals regardless of market movements. Shareholders can expect to see a few modifications to the portfolio as the current portfolio managers settle in. We will try to get the fund slightly more focused, so we expect to sell some of the stocks and reduce the total number of stocks the fund owns. We also expect to shift the fund toward a slightly stronger growth orientation than it has had in the past, but we will definitely be focusing on what is known in the industry as growth at a reasonable price--paying attention to how much a growth stock costs relative to its peers and the rest of the market when deciding whether to add it to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks from 83 industrial groups. The index, which tracks industrial, transportation, financial, and utility stocks, to name a few, provides a guide to the overall health of the U.S. stock market.

P/E RATIO: The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  97.5%
CONSUMER DISTRIBUTION  4.5%
Best Buy Co., Inc. (a).....................................    278,200   $   17,596,150
Federated Department Stores, Inc. (a)......................    225,800        7,620,750
Home Depot, Inc. ..........................................    580,800       29,003,700
Kohl's Corp. (a) ..........................................    276,000       15,352,500
Kroger Co. (a).............................................    356,000        7,854,250
Limited, Inc. .............................................    590,000       12,758,750
Safeway, Inc. (a)..........................................    605,000       27,300,625
Target Corp. ..............................................    106,200        6,159,600
Wal-Mart Stores, Inc. .....................................    750,900       43,270,612
                                                                         --------------
                                                                            166,916,937
                                                                         --------------
CONSUMER DURABLES  0.7%
Ford Motor Co. ............................................    333,200       14,327,600
Harley-Davidson, Inc. .....................................    285,000       10,972,500
Visteon Corp. .............................................          1               11
                                                                         --------------
                                                                             25,300,111
                                                                         --------------
CONSUMER NON-DURABLES  6.0%
Anheuser-Busch Cos., Inc. .................................    331,500       24,758,906
Avon Products, Inc. .......................................    424,000       18,868,000
Coca-Cola Co. .............................................    739,000       42,446,313
Colgate-Palmolive Co. .....................................    300,000       17,962,500
General Mills, Inc. .......................................    521,100       19,932,075
Kimberly-Clark Corp. ......................................    500,800       28,733,400
Nike, Inc., Class B........................................    400,000       15,925,000
Pepsi Bottling Group, Inc. ................................    460,000       13,426,250
PepsiCo, Inc. .............................................    872,300       38,762,831
                                                                         --------------
                                                                            220,815,275
                                                                         --------------
CONSUMER SERVICES  3.0%
Brinker International, Inc. (a)............................    554,400       16,216,200
Harrah's Entertainment, Inc. (a)...........................    362,300        7,585,656
Park Place Entertainment Corp. (a).........................    467,000        5,691,563
Starwood Hotels & Resorts Worldwide, Inc., Class B.........    714,000       23,249,625
Time Warner, Inc. .........................................    412,900       31,380,400
Viacom, Inc., Class B (a)..................................    404,004       27,548,023
                                                                         --------------
                                                                            111,671,467
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
ENERGY  9.4%
Anadarko Petroleum Corp. ..................................    440,000   $   21,697,500
Apache Corp. ..............................................    426,000       25,054,125
Baker Hughes, Inc. ........................................    175,000        5,600,000
BJ Services Co. (a)........................................    233,600       14,600,000
Chevron Corp. .............................................    193,700       16,428,181
Coastal Corp. .............................................    589,500       35,885,812
El Paso Energy Corp. ......................................    262,600       13,376,188
Enron Corp. ...............................................    191,000       12,319,500
Exxon Mobil Corp. .........................................  1,258,181       98,767,208
Phillips Petroleum Co. ....................................    233,700       11,845,669
Royal Dutch Petroleum Co.--ADR (Netherlands)...............    336,100       20,691,156
Schlumberger, Ltd. ........................................    155,000       11,566,875
Smith International, Inc. (a)..............................    223,000       16,237,188
Texaco, Inc. ..............................................    139,200        7,412,400
Ultramar Diamond Shamrock Corp. ...........................    643,000       15,954,438
USX - Marathon Group.......................................    800,100       20,052,506
                                                                         --------------
                                                                            347,488,746
                                                                         --------------
FINANCE  12.8%
Allstate Corp. ............................................    671,000       14,929,750
American Express Co. ......................................    439,300       22,898,512
American General Corp. ....................................    182,600       11,138,600
American International Group, Inc. ........................    422,290       49,619,075
Associates First Capital Corp., Class A....................    253,000        5,645,063
Bank of America Corp. .....................................    611,179       26,280,697
Bank of New York Co., Inc. ................................    470,000       21,855,000
Chase Manhattan Corp. .....................................    606,450       27,934,603
CIGNA Corp. ...............................................    141,000       13,183,500
Citigroup, Inc. ...........................................  1,131,387       68,166,067
Federal Home Loan Mortgage Corp. ..........................    364,900       14,778,450
Federal National Mortgage Association......................    357,900       18,677,906
Fleet Financial Corp. .....................................    761,200       25,880,800
Franklin Resources, Inc. ..................................    288,900        8,775,338
JP Morgan & Co., Inc. .....................................     96,000       10,572,000
Marsh & McLennan Cos., Inc. ...............................    106,000       11,070,375
MBNA Corp. ................................................    481,900       13,071,538
Mellon Financial Corp. ....................................    461,500       16,815,906
Merrill Lynch & Co., Inc. .................................    219,900       25,288,500
PNC Financial Services Group ..............................    345,000       16,171,875
Providian Financial Corp. .................................    132,500       11,925,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
FINANCE (CONTINUED)
Schwab Charles Corp. ......................................    456,900   $   15,363,262
Wells Fargo Co. ...........................................    611,500       23,695,625
                                                                         --------------
                                                                            473,737,442
                                                                         --------------
HEALTHCARE  11.7%
American Home Products Corp. ..............................    634,000       37,247,500
Amgen, Inc. (a)............................................    403,000       28,310,750
Bristol-Myers Squibb Co. ..................................    346,700       20,195,275
Eli Lilly & Co. ...........................................    632,000       63,121,000
Johnson & Johnson..........................................    387,000       39,425,625
MedImmune, Inc. (a)........................................    247,000       18,278,000
Merck & Co., Inc. .........................................    525,700       40,281,762
Pfizer, Inc. ..............................................  2,369,725      113,746,800
Pharmacia Corp. ...........................................    341,000       17,625,437
Schering-Plough Corp. .....................................    425,700       21,497,850
UnitedHealth Group, Inc. ..................................    235,700       20,211,275
Wellpoint Health Networks, Inc., Class A (a)...............    151,400       10,967,038
                                                                         --------------
                                                                            430,908,312
                                                                         --------------
PRODUCER MANUFACTURING  6.8%
Corning, Inc. .............................................    148,000       39,941,500
General Electric Co. ......................................  3,070,300      162,725,900
Johnson Controls, Inc. ....................................    225,900       11,591,494
Minnesota Mining & Manufacturing Co. ......................    149,000       12,292,500
Tyco International Ltd. ...................................    505,000       23,924,375
                                                                         --------------
                                                                            250,475,769
                                                                         --------------
RAW MATERIALS/PROCESSING INDUSTRIES  0.6%
Sealed Air Corp. ..........................................    283,000       14,822,125
Westvaco Corp. ............................................    290,000        7,195,625
                                                                         --------------
                                                                             22,017,750
                                                                         --------------
TECHNOLOGY  35.0%
ADC Telecommunications, Inc. (a)...........................    314,000       26,336,750
Adobe Systems, Inc. .......................................    104,000       13,520,000
Advanced Micro Devices, Inc. (a)...........................    168,000       12,978,000
Agilent Technologies, Inc. (a).............................    103,511        7,633,936
Alcatel -- ADR (France)....................................    146,000        9,709,000
Altera Corp. (a)...........................................    292,000       29,765,750
America Online, Inc. (a)...................................    650,220       34,299,105
Analog Devices, Inc. (a)...................................    183,000       13,908,000
Apple Computer, Inc. (a)...................................    170,600        8,935,175
Applied Materials, Inc. (a)................................    437,000       39,603,125
Atmel Corp. (a)............................................    203,000        7,485,625
Cisco Systems, Inc. (a)....................................  2,356,800      149,804,100
Comverse Technology, Inc. (a)..............................     79,000        7,347,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
TECHNOLOGY (CONTINUED)
Dell Computer Corp. (a)....................................    922,100   $   45,471,056
EMC Corp. (a)..............................................    951,600       73,213,725
First Data Corp. ..........................................    305,000       15,135,625
Hewlett-Packard Co. .......................................    271,400       33,891,075
Intel Corp. ...............................................  1,258,300      168,218,981
JDS Uniphase Corp. (a).....................................    157,000       18,820,375
Linear Technology Corp. ...................................    226,000       14,449,875
LSI Logic Corp. (a)........................................    333,600       18,056,100
Lucent Technologies, Inc. .................................    368,200       21,815,850
Micron Technology, Inc. (a)................................    702,000       61,819,875
Microsoft Corp. (a)........................................    619,400       49,552,000
National Semiconductor Corp. (a)...........................    185,000       10,498,750
Network Appliance, Inc. (a)................................    179,200       14,425,600
Nokia Corp.--ADR (Finland).................................    816,800       40,788,950
Nortel Networks Corp. .....................................    966,000       65,929,500
Oracle Corp. (a)...........................................  1,273,100      107,019,969
QUALCOMM, Inc. (a).........................................     47,300        2,838,000
Sanmina Corp. (a)..........................................    218,600       18,690,300
STMicroelectronics NV--ADR (Netherlands)...................    425,000       27,279,688
Sun Microsystems, Inc. (a).................................    444,000       40,376,250
Texas Instruments, Inc. ...................................    567,000       38,945,812
VERITAS Software Corp. (a).................................     54,000        6,102,844
Xilinx, Inc. (a)...........................................    328,000       27,080,500
Yahoo!, Inc. (a)...........................................     90,000       11,148,750
                                                                         --------------
                                                                          1,292,895,016
                                                                         --------------
TRANSPORTATION  0.6%
Delta Air Lines, Inc. .....................................    262,800       13,287,825
Kansas City Southern Industries, Inc. .....................    105,900        9,392,006
                                                                         --------------
                                                                             22,679,831
                                                                         --------------
UTILITIES  6.4%
GTE Corp. .................................................    628,200       39,105,450
McLeodUSA, Inc. (a)........................................    417,000        8,626,688
Nextel Communications, Inc. (a)............................    179,300       10,970,919
PECO Energy Co. ...........................................    407,000       16,407,188
Qwest Communications International, Inc. (a)...............    578,400       28,739,250
SBC Communications, Inc. ..................................  1,220,920       52,804,790
Sprint Corp. ..............................................    503,900       25,698,900
Time Warner Telecom, Inc., Class A (a).....................    158,600       10,209,875
U.S. West, Inc. ...........................................    113,900        9,766,925
WorldCom, Inc. (a).........................................    795,700       36,502,737
                                                                         --------------
                                                                            238,832,722
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000

                                                                             MARKET
DESCRIPTION                                                                  VALUE
TOTAL LONG-TERM INVESTMENTS  97.5%
(Cost $2,671,621,006).................................................   $3,603,739,378
                                                                         --------------

SHORT-TERM INVESTMENTS  1.6%

COMMERCIAL PAPER  1.3%
General Electric Capital Corp. ($50,000,000 par, yielding 6.93%,
  07/03/00 maturity)..................................................       49,980,972

REPURCHASE AGREEMENT  0.3%
Bank of America Securities ($10,900,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/30/00, to
  be sold on 07/03/00 at $10,906,222).................................       10,900,000
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $60,880,972)..................................................       60,880,972
                                                                         --------------

TOTAL INVESTMENTS  99.1%
  (Cost $2,732,501,978)...............................................    3,664,620,350

OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%...........................       33,196,199
                                                                         --------------

NET ASSETS  100.0%....................................................   $3,697,816,549
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2000

ASSETS:
Total Investments (Cost $2,732,501,978).....................  $3,664,620,350
Receivables:
  Investments Sold..........................................      57,762,821
  Fund Shares Sold..........................................      30,308,329
  Dividends.................................................       1,986,313
Other.......................................................         200,531
                                                              --------------
    Total Assets............................................   3,754,878,344
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      47,749,747
  Fund Shares Repurchased...................................       6,004,460
  Investment Advisory Fee...................................       1,306,666
  Distributor and Affiliates................................       1,198,695
  Custodian Bank............................................          20,344
Trustees' Deferred Compensation and Retirement Plans........         453,669
Accrued Expenses............................................         328,214
                                                              --------------
    Total Liabilities.......................................      57,061,795
                                                              --------------
NET ASSETS..................................................  $3,697,816,549
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,632,507,185
Net Unrealized Appreciation.................................     932,118,372
Accumulated Net Realized Gain...............................     116,388,105
Accumulated Undistributed Net Investment Income.............      16,802,887
                                                              --------------
NET ASSETS..................................................  $3,697,816,549
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $3,542,419,136 and 259,814,649 shares of
    beneficial interest issued and outstanding).............  $        13.63
    Maximum sales charge (5.75%* of offering price).........             .83
                                                              --------------
    Maximum offering price to public........................  $        14.46
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $137,649,531 and 10,269,759 shares of
    beneficial interest issued and outstanding).............  $        13.40
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,747,882 and 1,321,457 shares of
    beneficial interest issued and outstanding).............  $        13.43
                                                              ==============

*On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2000

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $83,548).....  $   43,754,786
Interest....................................................      15,249,818
                                                              --------------
    Total Income............................................      59,004,604
                                                              --------------
EXPENSES:
Investment Advisory Fee.....................................      16,374,993
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $8,245,442, $1,366,711 and $145,585,
  respectively).............................................       9,757,738
Shareholder Services........................................       4,325,349
Legal.......................................................         254,914
Custody.....................................................         223,827
Trustees' Fees and Related Expenses.........................         140,908
Other.......................................................       1,589,695
                                                              --------------
    Total Expenses..........................................      32,667,424
    Less Credits Earned on Cash Balances....................           7,536
                                                              --------------
    Net Expenses............................................      32,659,888
                                                              --------------
NET INVESTMENT INCOME.......................................  $   26,344,716
                                                              ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  212,649,559
  Futures...................................................      10,970,746
                                                              --------------
  Net Realized Gain.........................................     223,620,305
                                                              --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,038,531,718
  End of the Period:
    Investments.............................................     932,118,372
                                                              --------------
Net Unrealized Depreciation During the Period...............   (106,413,346)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN............................  $  117,206,959
                                                              ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  143,551,675
                                                              ==============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended June 30, 2000, and 1999

                                                       YEAR ENDED         YEAR ENDED
                                                      JUNE 30, 2000      JUNE 30, 1999
                                                     ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................  $    26,344,716    $    28,270,551
Net Realized Gain..................................      223,620,305        499,496,614
Net Unrealized Depreciation During
  the Period.......................................     (106,413,346)       (12,965,129)
                                                     ---------------    ---------------
Change in Net Assets from Operations...............      143,551,675        514,802,036
                                                     ---------------    ---------------

Distributions from Net Investment Income:
  Class A Shares...................................      (28,395,288)       (24,874,829)
  Class B Shares...................................              -0-                -0-
  Class C Shares...................................              -0-                -0-
                                                     ---------------    ---------------
                                                         (28,395,288)       (24,874,829)
                                                     ---------------    ---------------

Distributions from Net Realized Gain:
  Class A Shares...................................     (544,879,338)      (295,682,808)
  Class B Shares...................................      (20,187,425)       (11,170,764)
  Class C Shares...................................       (2,173,374)          (972,178)
                                                     ---------------    ---------------
                                                        (567,240,137)      (307,825,750)
                                                     ---------------    ---------------
Total Distributions................................     (595,635,425)      (332,700,579)
                                                     ---------------    ---------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............................     (452,083,750)       182,101,457
                                                     ---------------    ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................    3,737,396,139      7,524,592,594
Net Asset Value of Shares Issued Through
  Dividend Reinvestment............................      553,360,846        309,004,514
Cost of Shares Repurchased.........................   (4,210,789,871)    (7,759,211,083)
                                                     ---------------    ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................       79,967,114         74,386,025
                                                     ---------------    ---------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............     (372,116,636)       256,487,482
NET ASSETS:
Beginning of the Period............................    4,069,933,185      3,813,445,703
                                                     ---------------    ---------------
End of the Period (Including accumulated
  undistributed net investment income of
  $16,802,887 and $18,853,459, respectively).......  $ 3,697,816,549    $ 4,069,933,185
                                                     ===============    ===============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED JUNE 30,
CLASS A SHARES                    --------------------------------------------------------
                                    2000        1999        1998        1997      1996(A)
                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $ 15.471    $ 14.971    $ 13.872    $  11.92    $  11.62
                                  --------    --------    --------    --------    --------
  Net Investment Income.........      .110        .117        .122        .132         .12
  Net Realized and Unrealized
    Gain........................      .464       1.743       3.541       3.191        2.09
                                  --------    --------    --------    --------    --------
Total from Investment
  Operations....................      .574       1.860       3.663       3.323        2.21
                                  --------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income...........      .120        .106        .144        .121         .15
  Distributions from Net
    Realized Gain...............     2.292       1.254       2.420       1.250        1.76
                                  --------    --------    --------    --------    --------
Total Distributions.............     2.412       1.360       2.564       1.371        1.91
                                  --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD........................  $ 13.634    $ 15.471    $ 14.971    $ 13.872    $  11.92
                                  ========    ========    ========    ========    ========

Total Return (b)................     4.01%      13.65%      29.89%      30.06%      20.48%
Net Assets at End of the Period
  (In millions).................  $3,542.4    $3,905.1    $3,661.4    $2,992.2    $2,534.3
Ratio of Expenses to Average Net
  Assets (c)....................      .82%        .83%        .88%        .97%        .94%
Ratio of Net Investment Income
  to Average Net Assets (c).....      .72%        .78%        .80%       1.01%       1.02%
Portfolio Turnover..............       71%         94%         67%        144%        213%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(c) For the years ended June 30, 1996 and June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED JUNE 30,
CLASS B SHARES                       ---------------------------------------------------
                                      2000       1999       1998       1997      1996(A)
                                     ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $15.239    $14.766    $13.730    $ 11.81    $11.53
                                     -------    -------    -------    -------    ------
  Net Investment Income/Loss.......    (.011)      .005       .045       .046       .02
  Net Realized and Unrealized
    Gain...........................     .467      1.722      3.466      3.151      2.07
                                     -------    -------    -------    -------    ------
Total from Investment Operations...     .456      1.727      3.511      3.197      2.09
                                     -------    -------    -------    -------    ------
Less:
  Distributions from Net Investment
    Income.........................      -0-        -0-       .055       .027       .05
  Distributions from Net Realized
    Gain...........................    2.292      1.254      2.420      1.250      1.76
                                     -------    -------    -------    -------    ------
Total Distributions................    2.292      1.254      2.475      1.277      1.81
                                     -------    -------    -------    -------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $13.403    $15.239    $14.766    $13.730    $11.81
                                     =======    =======    =======    =======    ======

Total Return (b)...................    3.20%     12.79%     28.92%     29.08%    19.44%
Net Assets at End of the Period (In
  millions)........................  $ 137.7    $ 151.8    $ 140.3    $  95.5    $ 72.1
Ratio of Expenses to Average Net
  Assets (c).......................    1.62%      1.61%      1.66%      1.74%     1.75%
Ratio of Net Investment Income/Loss
  to Average Net Assets (c)........    (.06%)        0%       .03%       .23%      .21%
Portfolio Turnover.................      71%        94%        67%       144%      213%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(c) For the years ended June 30, 1996 and June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED JUNE 30,
CLASS C SHARES                       ---------------------------------------------------
                                      2000       1999       1998       1997      1996(A)
                                     ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $15.280    $14.787    $13.752    $ 11.83    $11.52
                                     -------    -------    -------    -------    ------
  Net Investment Income/Loss.......    (.028)      .002       .028       .036       .02
  Net Realized and Unrealized
    Gain...........................     .471      1.745      3.482      3.163      2.10
                                     -------    -------    -------    -------    ------
Total from Investment Operations...     .443      1.747      3.510      3.199      2.12
                                     -------    -------    -------    -------    ------
Less:
  Distributions from Net Investment
    Income.........................      -0-        -0-       .055       .027       .05
  Distributions from Net Realized
    Gain...........................    2.292      1.254      2.420      1.250      1.76
                                     -------    -------    -------    -------    ------
Total Distributions................    2.292      1.254      2.475      1.277      1.81
                                     -------    -------    -------    -------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $13.431    $15.280    $14.787    $13.752    $11.83
                                     =======    =======    =======    =======    ======

Total Return (b)...................    3.13%     12.91%     28.87%     29.04%    19.74%
Net Assets at End of the Period (In
  millions)........................  $  17.7    $  13.0    $  11.7    $   7.0    $  4.5
Ratio of Expenses to Average Net
  Assets (c).......................    1.62%      1.61%      1.66%      1.74%     1.75%
Ratio of Net Investment Income/Loss
  to Average Net Assets (c)........    (.10%)      .01%       .04%       .23%      .15%
Portfolio Turnover.................      71%        94%        67%       144%      213%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(c) For the years ended June 30, 1996 and June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pace Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The distribution of the Fund's Class B and Class C Shares commenced on January 10, 1992 and August 27, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at the last sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gain differs for financial reporting and tax purposes as a result of the deferral for tax purposes of losses relating to wash sale transactions.

    At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $2,738,611,338, the aggregate gross unrealized appreciation is $1,015,073,309 and the aggregate gross unrealized depreciation is $89,064,297, resulting in net unrealized appreciation on long- and short-term investments of $926,009,012.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains on securities. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended June 30, 2000, the Fund's custody fee was reduced by $7,536 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $1 billion............................................   .50 of 1%
Next $1 billion.............................................   .45 of 1%
Next $1 billion.............................................   .40 of 1%
Over $3 billion.............................................   .35 of 1%

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

    For the year ended June 30, 2000, the Fund recognized expenses of approximately $254,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 2000, the Fund recognized expenses of approximately $428,400 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2000, the Fund recognized expenses of approximately $3,378,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

3. CAPITAL TRANSACTIONS

At June 30, 2000, capital aggregated $2,492,104,934, $123,674,831 and
$16,727,420 for Classes A, B, and C, respectively. For the year ended June 30, 2000, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................   239,982,150    $ 3,545,961,373
  Class B............................................    12,119,947        170,558,418
  Class C............................................     1,481,813         20,876,348
                                                       ------------    ---------------
Total Sales..........................................   253,583,910    $ 3,737,396,139
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................    39,858,482    $   532,509,323
  Class B............................................     1,426,470         18,815,135
  Class C............................................       154,038          2,036,388
                                                       ------------    ---------------
Total Dividend Reinvestment..........................    41,438,990    $   553,360,846
                                                       ============    ===============
Repurchases:
  Class A............................................  (272,439,480)   $(4,007,458,044)
  Class B............................................   (13,239,713)      (186,768,922)
  Class C............................................    (1,165,292)       (16,562,905)
                                                       ------------    ---------------
Total Repurchases....................................  (286,844,485)   $(4,210,789,871)
                                                       ============    ===============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

    At June 30, 1999, capital aggregated $2,421,092,282, $121,070,200 and
$10,377,589 for Classes A, B and C, respectively. For the year ended June 30, 1999, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................   501,845,270    $ 7,187,575,737
  Class B............................................    20,290,932        285,120,945
  Class C............................................     3,680,466         51,895,912
                                                       ------------    ---------------
Total Sales..........................................   525,816,668    $ 7,524,592,594
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................    21,854,091    $   297,652,697
  Class B............................................       776,995         10,466,117
  Class C............................................        65,607            885,700
                                                       ------------    ---------------
Total Dividend Reinvestment..........................    22,696,693    $   309,004,514
                                                       ============    ===============
Repurchases:
  Class A............................................  (515,854,980)   $(7,416,888,916)
  Class B............................................   (20,603,743)      (290,215,746)
  Class C............................................    (3,688,547)       (52,106,421)
                                                       ------------    ---------------
Total Repurchases....................................  (540,147,270)   $(7,759,211,083)
                                                       ============    ===============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received thereon will automatically convert to Class A Shares after the eighth year following purchase. Class B Shares purchased before June 1, 1996, and any dividend reinvestment Class B Shares received thereon automatically convert to Class A Shares after the sixth year following purchase. For the years ended June 30, 2000 and 1999, 1,616,635 and 0, respectively, Class B Shares automatically converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended June 30, 2000 and 1999, no Class C Shares converted to Class A Shares. The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                 AS A PERCENTAGE OF
                                                                   DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended June 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $311,300 and CDSC on redeemed shares of approximately $320,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,528,050,879 and $2,896,607,495, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended June 30, 2000, were as follows:

                                                                CONTRACTS
Outstanding at June 30, 1999................................        300
Futures Opened..............................................      1,425
Futures Closed..............................................     (1,725)
                                                                 ------
Outstanding at June 30, 2000................................        -0-
                                                                 ======

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 2000, are payments retained by Van Kampen of approximately $1,428,800.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rate percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Pace Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Pace Fund (the "Fund"), as of June 30, 2000, and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended June 30, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated July 28, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
August 3, 2000

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN PACE FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2000. The Fund designated and paid $481,350,916 as a 20% rate gain distribution. For corporate shareholders 56.00% of the distributions qualify for the dividend received reductions. In January 2000, the Fund provided tax information to shareholders for the 1999 calendar year.

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After December 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update.